                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




               Date of report (Date of earliest event reported):
                        March 23, 1999 (March 11, 1999)


                              CRIIMI MAE Inc.
            --------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)



          Maryland                       1-10360              52-1622022
(State or Other Jurisdiction           (Commission           (IRS Employer
       of Incorporation)               File Number)        Identification No.)


11200 Rockville Pike, Rockville, Maryland                     20852
--------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including are code:    (301) 816-2300
                                                      ---------------

                             N/A
-------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)


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Item 5.      Other Events

         The registrant issued a press release on March 11, 1999, regarding (i) an agreement reached among CRIIMI MAE Inc. (the "Company"), Citicorp Securities, Inc. and Citicorp Real Estate, Inc. pursuant to which the parties will adjourn certain pending litigation for a four month period and the Company will cooperate in selling two classes of investment grade commercial mortgage-backed securities ("CMBS") and $370 million of commercial mortgages; (ii) the sale by Morgan Stanley, Dean Witter & Co. on March 5, 1999 of $205 million face amount of investment grade CMBS from CRIIMI MAE Commercial Mortgage Trust, Series 1998-C1 and (iii) an order of the U.S. Bankruptcy Court entered on February 24, 1999, extending the Company's exclusive period to file a plan of reorganization through May 11, 1999, on which date a hearing has been set to consider the Company's motion for a six-month extension of exclusivity through August 2, 1999. The press release is filed as an exhibit to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are filed as a part of this Current Report on Form 8-K:

   (c)    Exhibits

          99.1     Press Release issued by CRIIMI MAE Inc. on March 11, 1999.



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                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.


                                                CRIIMI MAE Inc.



Date:  /s/ March 23, 1999                      By:  /s/ William B. Dockser
       --------------------                         ----------------------
                                                Its: Chairman of the Board



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                                 EXHIBIT INDEX



Exhibit
   No.                               Description
-----------------------------------------------------------------------------
*99.1         Press Release issued by CRIIMI MAE Inc. on March 11, 1999.


---------------
*Filed herewith.


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                  Contact: Susan B. Railey
                  For shareholders and securities brokers
                  (301) 468-3120
                  Andrew P. Blocher
                  For institutional investors
                  (301) 231-0371
                  James T. Pastore                   FOR IMMEDIATE RELEASE
                  For news media
                  (202) 546-6451


                 CRIIMI MAE and Citigroup Entities Reach Accord;
   Agree to Adjourn Litigation for Four Months and to Cooperate on Selling Two
              Classes of Investment Grade CMBS and $370 Million of
                              Commercial Mortgages


            CRIIMI MAE Announces Sale of Investment Grade CMBS under
                      Earlier Agreement with Morgan Stanley
            --------------------------------------------------------

                    Exclusive Period Revised Pending Hearing

ROCKVILLE, MD, March 11, 1999 - CRIIMI MAE Inc. (NYSE: CMM) has reached an agreement with Citicorp Securities, Inc. (Citicorp Securities) under which the parties will adjourn certain pending litigation for a four month period. This litigation involves certain subordinated tranches of commercial mortgage-backed securities (CMBS) with a face amount of approximately $39.7 million, which have been in dispute since October 1998, when CRIIMI MAE filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The agreement adjourns the trial that had been scheduled to begin on March 8, 1999 in the U.S. Bankruptcy Court in Greenbelt, Maryland.

The agreement also provides that, subject to Bankruptcy Court approval, Salomon Smith Barney in cooperation with CRIIMI MAE will sell two classes of investment grade CMBS known as CRIIMI MAE CMBS Corp. Commercial Mortgage Loan Trust Certificates, Series 1998-1. The company, prior to its Chapter 11 filing, had intended to sell these two investment grade classes of CMBS.

Under the third part of the agreement, subject to Bankruptcy Court approval, Citicorp Real Estate, Inc. in cooperation with CRIIMI MAE will sell commercial mortgages sourced last year by CRIIMI MAE. The loans, with a face amount of approximately

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$370 million, had originally been intended for securitization.  If the sales are successful, CRIIMI MAE intends to use its portion of any net proceeds in connection with funding its reorganization.

"Today's announcement represents the fourth such agreement we have reached since December," said CRIIMI MAE chairman William B. Dockser. "This is another important step toward our goal of successfully emerging from Bankruptcy Court protection. It facilitates our ongoing efforts to develop and propose a reorganization plan in the next few months."

On December 7, 1998, CRIIMI MAE announced agreements with two major creditors, Merrill Lynch Mortgage Capital Inc. and German American Capital Corporation, under which CRIIMI MAE and these creditors agreed on the use of the monthly cash flows from 13 classes of CMBS. On January 15, 1999, CRIIMI MAE announced an agreement with Morgan Stanley & Co. International Limited on suspending litigation and selling investment grade CMBS from CRIIMI MAE Commercial Mortgage Trust, Series 1998-C1.

Morgan Stanley Sells CMBS

On March 5, 1999, Morgan Stanley, Dean Witter & Co sold $205 million face amount of investment grade CMBS from CRIIMI MAE Commercial Mortgage Trust, Series 1998-C1.

Proceeds of the sale will be used to pay off $142 million of short-term financing provided to the company by Morgan Stanley. In addition, CRIIMI MAE will receive approximately $17.5 million in net proceeds from the sale for use in funding its reorganization.

Prior to filing for protection under Chapter 11 of the U.S. Bankruptcy Code, CRIIMI MAE intended to sell these bonds and had engaged Morgan Stanley & Co. Inc. to assist in the process. As a result of the conclusion of the sale, CRIIMI MAE's litigation against Morgan Stanley has been resolved with respect to these bonds to the satisfaction of both parties.

Court Extends CRIIMI MAE Exclusivity and Sets Hearing

In another recent development, on February 24, 1999, the U.S. Bankruptcy Court entered an order extending the company's exclusive period to file a plan of reorganization through May 11, 1999. That order revised the previous order entered on February 2, 1999 granting CRIIMI MAE a six-month extension of exclusivity through August 2, 1999.

After several interested parties asked the court to reconsider its February 2, 1999 order, the Court, on February 24, 1999, issued a "bridge order" granting exclusivity through May 11, 1999. On that date the Court will conduct a hearing on CRIIMI MAE's original motion for a six-month extension. During the exclusivity period, CRIIMI MAE has the exclusive right to prepare and file a plan of reorganization with the Bankruptcy Court.

On October 5, 1998, CRIIMI MAE and two affiliates filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Before filing for reorganization, CRIIMI MAE had been actively involved in acquiring, originating, securitizing and servicing multifamily and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CRIIMI MAE has suspended its loan origination, loan securitization and CMBS acquisition businesses. The company, however, continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.

NOTE: Except for the historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued instability in the capital markets, the trends in the CMBS market, the ability of CRIIMI MAE to obtain additional capital, competitive pressures, the effect of any future losses on CRIIMI MAE's need for liquidity, the effect of the bankruptcy proceeding on CRIIMI MAE's ongoing business activities, the actions of CRIIMI MAE's creditors, the provisions of any plan of reorganization approved by the Bankruptcy Court and the outcome of litigation to which the company is a party, as well as the risks and uncertainties that are set forth from time to time in CRIIMI MAE's SEC reports, including the report on Form 10-K for the year ended December 31, 1997 and the Form 10-Q for the quarter ended September 30, 1998.

More    information    on    CRIIMI    MAE   is    available    on    its    Web
site-www.criimimaeinc.com.

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